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                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In
 connection with the Annual Report of Internet Commerce Corporation (the "Company") on Form 10-K for the year ended July 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Glen Shipley, Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  October 31, 2005

                                      By: /s/ Glen Shipley
                                      ----------------------------------------
                                      Glen Shipley, Chief Financial Officer



                                  END OF FILING